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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to section 13 or 15(d) of
                      the Securities Exchange Act of 1934




                        Date of Report: August 23, 2001
                       (Date of earliest event reported)

                              Media General, Inc.
            (Exact name of registrant as specified in its charter)


            Virginia                  001-6383             54-0850433
  (State or other jurisdiction       (Commission        (I.R.S. Employer
of incorporation or organization)    File Number)      Identification No.)


                           333 East Franklin Street
                           Richmond, Virginia 23219
                                (804) 649-6000
    (Address including zip code, and telephone number, including area code, of registrant's principal executive offices)



        (Former name or former address, if changed since last report.)
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ITEM 5.  OTHER EVENTS

     On August 23, 2001, Media General, Inc. (the Company) entered into an underwriting agreement (the Underwriting Agreement) with Banc of America Securities LLC, as Representative of the underwriters named in the Underwriting Agreement (the "Underwriters"), and a related Terms Agreement with the Underwriters for the sale of $200,000,000 aggregate principal amount of the Company's 6.95% Notes Due September 1, 2006. Such Notes, which are designated the 6.95% Notes Due September 1, 2006 and will be guaranteed by subsidiaries of the Company, are a portion of the $1.2 billion aggregate principal amount of securities that were registered by the Company pursuant to a registration statement on Form S-3 under Rule 415 under the Securities Act of 1933, as amended, which registration statement was declared effective on August 21, 2001 (File No. 333-67612). Copies of the Underwriting Agreement and the Terms Agreement including exhibits thereto are filed as Exhibits 1.1 and 1.2 to this Form 8-K.

     A form of the Company's August 1, 2001 Indenture, and the form in which the 6.95% Notes Due September 1, 2006 will be issued, are filed as Exhibits 4.1 and 4.2 respectively to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

1.1 Underwriting Agreement, dated August 23, 2001, among the Company, the initial guarantors named therein and Banc of America Securities LLC (filed herewith).

1.2 Terms Agreement, dated August 23, 2001, among the Company, the initial guarantors named therein and Banc of America Securities LLC, individually and as Representative of the Underwriters named therein (filed herewith).

4.1 Form of Indenture, dated as of August 1, 2001, among the Company, the initial guarantors named therein and SunTrust Bank, as Trustee (filed herewith).

4.2      Form of 6.95% Notes Due September 1, 2006 (filed herewith).
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                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                  MEDIA GENERAL, INC.
                                                  Registrant



                                                  /s/ John A. Schauss
                                                  --------------------------
                                                  Name: John A. Schauss
                                                  Title: Treasurer



Date: August 27, 2001
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                                 EXHIBIT LIST


1.1 Underwriting Agreement, dated August 23, 2001, among the Company, the initial guarantors named therein and Banc of America Securities LLC (filed herewith).

1.2 Terms Agreement, dated August 23, 2001, among the Company, the initial guarantors named therein and Banc of America Securities LLC, individually and as Representative of the Underwriters named therein (filed herewith).

4.1 Form of Indenture, dated as of August 1, 2001, among the Company, the initial guarantors named therein and SunTrust Bank, as Trustee (filed herewith).

4.2      Form of 6.95% Notes Due September 1, 2006 (filed herewith).